Exhibit 10.3

                               VICTORY STATE BANK
                        2000 DIRECTORS STOCK OPTION PLAN


1.   PURPOSE
     -------

     The purpose of Victory State Bank (the "Bank") 2000 Directors Stock Option Plan (the "Plan") is to promote the growth and profitability of the Bank by providing outside directors of the Bank with an incentive to achieve long-term objectives of the Bank and to attract and retain non-employee directors of outstanding competence by providing such outside Directors with an opportunity to acquire an equity interest in the Bank.

2.   DEFINITIONS
     -----------

     (a) "Affiliate" means (i) a member of a controlled group of corporations of which the Bank is a member or (ii) an unincorporated trade or business which is under common control with the Bank as determined in accordance with Section 414(c) of the Internal Revenue Code of 1986, as amended, (the "Code") and the regulations issued thereunder. For purposes hereof, a "controlled group of corporations" shall mean a controlled group of corporations as defined in
Section 1563(a) of the Code determined without regard to Section 1563(a)(4) and
(e)(3)(C).

     (b)  "Award" means a grant of Options under the provisions of this Plan.

     (c) "Board of Directors" or "Board" means the board of directors of the Bank.

     (d) "Change in Control" of the Bank, for purposes of this Plan, means an event of a nature that: (i) would be required to be reported in response to Item 1 of the current report on Form F-3, as in effect on the date hereof, pursuant to Section 13 of the Securities Exchange Act of 1934 (the "Exchange Act"); or
(ii) results in a Change in Control of the Bank within the meaning of the Change in Bank Control Act and the rules and regulations promulgated by the Federal Deposit Insurance Corporation (the "FDIC") at 12 C.F.R. ss.303, as in effect on the date hereof; or (iii) results in a transaction requiring prior approval of the Federal Reserve Board ("FRB"), under the Bank Holding Company Act of 1956 and the regulations promulgated thereunder by the FRB at 12 C.F.R. ss.225.11, as in effect on the date hereof or (iv) without limitation, such a Change in Control shall be deemed to have occurred at such time as (A) any "person" (as the term is used in Sections 13(d) and 14(d) of the Exchange Act) is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Bank representing 20% or more of the Bank's outstanding securities or (B) individuals who constitute the Board on the date hereof (the "Incumbent Board") cease for any reason to constitute at least a majority thereof, provided that any person becoming a director subsequent to the date hereof whose election was approved by a vote of a majority of the directors comprising the Incumbent Board, or whose nomination for election by the Bank's stockholders was approved by the Incumbent Board, shall be, for purposes of this clause (B), considered as though he or she were a member of the Incumbent Board; or (C) a plan of reorganization, merger, consolidation, sale of all or substantially all the assets of the Bank or similar transaction occurs in which the Bank is not the resulting entity; or (D) a proxy statement shall be distributed soliciting proxies from shareholders of the Bank, by someone other than the current management of the Bank, seeking stockholder approval of a plan of reorganization, merger or consolidation of the Bank or similar transaction with one or more corporations as a result of which the outstanding shares of the class of securities then subject to the plan or transaction are exchanged for or converted into cash or property or securities not issued by the Bank; or (E) a tender offer is made for 20% or more of the voting securities of the Bank.

     (e) "Committee" means a committee consisting of those members of the Directors Stock Option Committee of the Bank who are Directors, none of whom are under consideration for a grant of Options at the time the Committee acts.

     (f) "Common Stock" means the Common Stock of the Bank, par value, $5.00 per share.

     (g) "Date of Grant" means the date an Award granted by the Committee is effective pursuant to the terms hereof.

     (h) "Director" means a member of the Board of Directors of the Bank who is not an employee of the Bank or any of its Affiliates.

     (i) "Disability" means disability as defined in the Bank's long term disability plan, or if not so defined, disability shall mean the permanent and total inability by reason of mental or physical infirmity, or both, of a Director to perform the functions of a Director. Additionally, a medical doctor selected or approved by the Board of Directors must advise the Committee that it is either not possible to determine when such Disability will terminate or that it appears probable that such Disability will be permanent during the remainder of the Participant's lifetime.

     (j) "Fair Market Value" means, when used in connection with the Common Stock on a certain date: (i) if the bid and asked price of the Common Stock is reported by the National Association of Securities Dealers Automated Quotation System (as published by the Wall Street Journal, if published) on such date or if the Common Stock was not traded on such date, on the next preceding day on which the Common Stock was traded thereon or the last previous date on which a sale is reported, or (ii) if the bid and asked price of the Common Stock is not so reported, but the Common Stock is traded in the over-the-counter market, the mean of the highest bid price and the lowest asked price for the Common Stock on the date of grant as reported by the National Quotation Bureau, Inc. or any successor organization, or (iii) if a realistic and fair market value of such shares is not readily determinable, an estimation of the fair market value made by taking into consideration the market value of the shares of comparable financial institutions and the trend of the Bank's earnings.

     (k)  "Option" means an Award granted under Section 6.

     (l) "Participant" means a director chosen by the Committee to participate in the Plan.

     (m)  "Retirement" means termination of service as a Director of the Bank.

     (n) "Removal for Cause" means the removal of a Director upon an intentional failure to perform stated duties, personal dishonesty which results in loss to the Bank or one of its Affiliates or willful violation of any law, rules or regulation (other than traffic violations or similar offenses) or final cease-and-desist order which results in substantial loss to the Bank or one of its Affiliates.

3.   ADMINISTRATION
     --------------

     The Plan shall be administered by the Committee. The Committee is authorized, subject to the provisions of the Plan, to establish and amend such rules and regulations as it deems necessary for the proper administration of the Plan and to make whatever determinations and interpretations in connection with the Plan it deems necessary or advisable. All determinations and interpretations made by the Committee shall be binding and conclusive on all Participants in the plan and on their legal representatives and beneficiaries.

4.   STOCK SUBJECT TO THE PLAN
     -------------------------

     Subject to adjustment as provided in Section 10, the maximum number of shares reserved for purchase pursuant to the exercise of options granted under the Plan is 14,000 shares of Common Stock of the Bank, par value $5.00 per share.

5.   ELIGIBILITY
     -----------

     Directors who are not employees of the Bank or its Affiliates shall be eligible to receive Awards under the Plan. Directors who are non-employee officers of the Bank or its Affiliates shall be eligible to receive Awards under the Plan.

6.   INCENTIVE STOCK OPTIONS
     -----------------------

     Grant of Options
     ----------------

     The Committee may, from time to time, grant Stock Options to eligible directors. Options granted pursuant to the Plan shall be subject to the following terms and conditions:

     (a) Price. The purchase price per share of Common Stock deliverable upon the exercise of each Directors Stock Option shall be not less than 100% of the Fair Market Value of the Bank's Common Stock on the Date of Grant. Shares may be purchased only upon payment of the full purchase price in cash.

     (b) Amounts of Options. Options may be granted to any eligible Directors in such amounts as are determined by the Committee.

     (c) Terms of Options. The term during which each Option may be exercised shall be determined by the Committee, but in no event shall an Option be exercisable in whole or in part more than 10 years from the Date of Grant. No Option granted under this Plan is transferable except by will or the laws of descent and distribution and is exercisable in his or her lifetime only by the Director to whom it is granted.

     The Committee, in its discretion, may in issuing such options, include the following conditions in addition to those conditions otherwise set forth in this
Plan: (i) A limitation upon the times during a year when options may be exercised; (ii) A limitation upon the portion of an optionee's options which may be exercised in any one year; and (iii) an age limitation upon the persons who may be granted options. The Committee shall determine the date on which each Option shall become exercisable and may provide that an Option shall become exercisable in installments. The shares comprising each installment may be purchased in whole or in part at any time after such installment becomes purchasable. The Committee may, in its sole discretion, accelerate the time at which any Option may be exercised in whole or in part. Notwithstanding the above, in the event of a Change in Control of the Bank, all Options shall become immediately exercisable.

     (d) Termination of Service. Upon the termination of a Participant's service as a Director for any reason other than Disability, Retirement, Change in Control, death or Removal for Cause, the Participant's Options shall be exercisable only as to those shares which were immediately purchasable by the Participant at the date of termination and only for a period of three months following termination. In the event of Termination for Cause all rights under the Participant's Options shall expire upon termination.

     In the event of death or Disability of any Director, all Options held by such Participant, whether or not exercisable at such time, shall be exercisable by the Participant or the Participant's legal representatives or beneficiaries for one year following the date of the Participant's death or cessation of directorship due to Disability. Upon termination of the Participant's service due to Retirement, or a Change in Control, all Options held by such Participant, whether or not exercisable at such time, shall be exercisable for a period of one year following the date of Participant's cessation of service. In no event shall the exercise period extend beyond the expiration of the Option term.

     (e) Sale/Disposition of Option Shares/ Holding Period. No sale or other disposition of shares purchased pursuant to an option shall be permissible before one year after such purchase or transfer, or two years from the date of the grant, whichever is later (the "Holding Period").

7.   SURRENDER OF OPTION
     -------------------

     In the event of a Participant's termination of directorship as a result of death, Disability or Retirement, the Participant (or the Participant's personal representative(s), heir(s), or devisee(s)) may, in a form acceptable to the Committee, make application to surrender all or part of options held by such Participant in exchange for a cash payment from the Bank of an amount equal to the difference between the Fair Market Value of the Common Stock on the date of termination of directorship and the exercise price per share of the option on the Date of Grant. Whether the Committee accepts such application or the Bank determines to make payment, in whole or part, is within the absolute and sole discretion of the Committee and the Bank, it being expressly understood that the Committee and the Bank are under no obligation to any Participant whatsoever to make such payments. In the event that the Committee accepts such application and the Bank determines to make payment, such payment shall be in lieu of the exercise of the underlying option and such option shall cease to be exercisable.

8.   RIGHTS OF A SHAREHOLDER: NONTRANSFERABILITY
     -------------------------------------------

     No Participant shall have any rights as a shareholder with respect to any shares covered by Option until the date of issuance of a stock certificate for such shares. Nothing in this Plan or in any Award granted confers on any person any right to continue as a director of the Bank or to continue to perform services for the Bank or its Affiliates or interferes in any way with the right of the Bank or its Affiliates to terminate a Participant's services as a director at any time.

     No Award under the Plan shall be transferable by the optionee other than by will or the laws of descent and distribution and may only be exercised during his lifetime by the optionee, or by a guardian or legal representative.

9.   AGREEMENT WITH GRANTEES
     -----------------------

     Each Award will be evidenced by a written agreement, substantially in the form annexed hereto, executed by the Participant and the Bank or its Affiliates which describes the conditions for receiving Awards including the date of Award, the number of shares that may be acquired through its exercise, the purchase price per share, applicable periods and any other terms and conditions as may be required by the Board of Directors or applicable securities law.

10.  MANNER OF EXERCISE
     ------------------

     Each exercise of an option shall be by notice in writing to the Chief Executive Officer of the Bank, accompanied by payment in full of the option price of the shares then being purchased. Such option price shall be payable in U.S. Dollars upon the exercise of the option by cash, certified check, Bank draft or money order payable to the order of the Bank.

11.  DILUTION AND OTHER ADJUSTMENTS
     ------------------------------

     In the event of any change in the outstanding shares of Common Stock of the Bank by reason of any stock dividend or split, recapitalization, merger, consolidation, spin-off, reorganization, combination or exchange of shares, or other share combination, or other similar corporate change, or other increase or decrease in such shares without receipt or payment of consideration by the Bank, the Committee will make adjustments (provided those adjustments are approved by the Superintendent of Banks) to previously granted Awards to prevent dilution or enlargement of the rights of the Participant, including any or all of the following:

     (a) adjustments in the aggregate number or kind of shares of Common Stock which may be awarded under the Plan;

     (b) adjustments in the number of shares which may be optioned to any single individual;

     (c) adjustments in the aggregate number or kind of shares of Common Stock covered by Awards already made under the Plan; and

     (d)  adjustments in the purchase price of outstanding Options.

     No such adjustments may, however, materially change the value of benefits available to a Participant under a previously granted Award.

12.  TAX WITHHOLDING
     ---------------

     There shall be deducted from each distribution of cash and/or Common Stock under the Plan the amount required by any governmental authority to be withheld for income and withholding tax purposes.

13.  AMENDMENT OF THE PLAN
     ---------------------

     The Board of Directors may at any time, and from time to time, modify or amend the Plan in any respect, subject to any required approval by the Superintendent of Banks of the State of New York, provided however, the Board of Directors shall not without the affirmative vote of the holders of a majority of the outstanding Common Stock of the Bank (i) increase the maximum number of shares for which options may be granted under the Plan, except as provided in
Section 11; (ii) reduce the minimum option price; (iii) extend the term of the plan or the period during which options may be granted or exercised; (iv) amend the requirements as to the Directors eligible to receive options; or (v) change the number of shares which may be optioned to any one individual. No termination or amendment of the Plan may, without the consent of the individual to whom any option shall theretofore have been granted, adversely affect the rights of such individual under such options.

     Failure to ratify or approve amendments or modifications to subsections (i) through (v) of this Section by shareholders shall be effective only as to the specific amendment or modification requirement such ratification. Other provisions, sections, and subsections of this Plan will remain in full force and effect.

     No such termination, modification or amendment may affect the rights of a Participant under an outstanding Award.

14.  EFFECTIVE DATE OF PLAN
     ----------------------

     The Plan shall become effective upon the later to occur of:

     (a) approval by the holders of a majority of the outstanding shares of Common Stock of the Bank; and

     (b) final approval of the Plan by the Superintendent of Banks of the State of New York.

15.  TERMINATION OF THE PLAN
     -----------------------

     The right to grant Awards under the Plan will terminate on January 11, 2010. The Board of Directors has the right to suspend or terminate the Plan at any time, provided that no such action will, without the consent of a Participant, adversely affect his or her rights under a previously granted Award.

16.  APPLICABLE LAW
     --------------

     The Plan will be administered in accordance with the laws of the State of New York. The Plan, and the grant and exercise of Options hereunder, and the Bank's obligation to sell and deliver Common Stock under such Options, shall be subject to the provisions of Section 140-a of the Banking Law of the State of New York and the regulations of the New York State Banking Board and to such approvals by any other regulatory or governmental agency as may be required.

17.  COMPLIANCE WITH SECTION 16
     --------------------------

     If this Plan is qualified under 17 C.F.R. ss.240.16b-3 of the Exchange Act Rules, with respect to persons subject to Section 16 of the Exchange Act, transactions under this Plan are intended to comply with all applicable conditions of Rule 16b-3 or its successors under the Exchange Act.

              FORM OF NOTICE OF GRANT OF STOCK OPTION AND AGREEMENT
                         PURSUANT TO VICTORY STATE BANK
                        2000 DIRECTORS STOCK OPTION PLAN


                                               Date:________________

Dear Director:

            1. At the direction of the Board of Directors of Victory State Bank, you are hereby notified that the Board has granted to you an option, pursuant to the Victory State Bank 2000 Directors Stock Option Plan, adopted by the Board of Directors of Victory State Bank on January 11, 2000 and ratified and approved by the Stockholders of Victory State Bank on April 25, 2000.

            2. The option granted to you is to purchase ___ Shares of the $5.00 par value Common Stock of Victory State Bank at the price of $_____ per share. The date of the grant of this option is ___________.

            3. The total option must be exercised by no later than ten years from the date of the grant of the option.

4. In order to exercise the option, you must give notice in writing to the Bank accompanied by payment in full of the option price in U.S. dollars, by cash, certified check, bank draft, or money order payable to the Bank. You must give notice on the form attached.

            5. Your stock option is in all respects limited and conditioned as provided in Section 3 of this Notice and as provided in the Victory State Bank 2000 Directors Stock Option Plan which is incorporated herein by reference, including the required Holding Period as defined in Paragraph 6(e) of the Plan.

            At the time or times when you wish to exercise this option, in whole or in part, please refer to this letter and to the provisions of the Victory State Bank 2000 Directors Stock Option Plan dealing with the methods and formalities of exercise of your option.

            Enclosed for your information is a copy of the Victory State Bank 2000 Directors Stock Option Plan governing the option granted to you.

                                               Very truly yours,




                                               President/Chief Executive Officer

ACCEPTED AND AGREED TO:

_______________________________
                  , Participant